                                                                   Exhibit 10.04

                              Standstill Agreement

         This Standstill Agreement (this "Agreement") is entered into as of the June __, 1996, by and between Telor Ophthalmic Pharmaceuticals, Inc., a Delaware corporation ("Telor"), the individuals and entities listed on Schedule A attached hereto (the "OH+R Securityholders"), and the individuals and entities listed on Schedule B attached hereto (the "Telor Securityholders"). The "OH+R Securityholders" and "Telor Securityholders" are sometimes referred to herein collectively as the "Securityholders" and individually as a "Securityholder."

         WHEREAS Telor and Occupational Health+Rehabilitation Inc, a Delaware corporation ("OH+R"), are parties to that certain Agreement and Plan of Merger, dated as of February 22, 1996, as amended on April 30, 1996 and May 10, 1996 (the "Merger Agreement"), providing for the merger of OH+R with and into Telor, such that Telor will be the surviving corporation, the separate corporate existence of OH+R will cease, and the surviving corporation will continue under the name "Occupational Health + Rehabilitation Inc" (the "Merger");

         WHEREAS pursuant to the terms of the Merger Agreement, upon consummation of the Merger, all shares of capital stock of OH+R and certain other equity securities of OH+R will be converted into the right to receive shares of the common stock, $.001 par value per share, of Telor ("Telor Stock");

         WHEREAS as a condition to consummation of the Merger, those holders of shares of capital stock of OH+R and/or other equity securities of OH+R who will receive ten percent (10%) or more of the shares of Telor Stock to be issued in the Merger, the holders of shares of Series 1 Preferred Stock, $.01 par value per share, and Series 2 Preferred Stock, $.01 par value per share, of OH+R, and all persons who are directors or officers of OH+R as of immediately prior to the consummation of the Merger are required to enter into this Agreement; and

         WHEREAS as a condition to consummation of the Merger, those holders of Telor Stock which have an affiliated person on the Board of Directors of Telor and those persons who are directors or officers of Telor, each as of immediately prior to the consummation of the Merger, are required to enter into this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Each Securityholder agrees that, commencing as of the date set forth above, such Securityholder will not offer, sell, contract to sell or otherwise dispose (or enter into any transaction which is designed to, or could be expected to, result in the disposition by any person or entity) of any shares of Telor Stock (including, without limitation, shares which may be deemed to be beneficially owned by such person or entity in accordance with the Rules and Regulations of the Securities and Exchange Commission), any security convertible into or exercisable for Telor Stock, or any rights to purchase or acquire Telor Stock, from the date of this Agreement until that date which is one hundred eighty (180) days after the date of the Effective Time of the Merger. Notwithstanding the restrictions set forth in the preceding sentence, a Securityholder may make transfers (i) with the prior written consent of Telor,
(ii) pursuant to a bona fide gift to a person or entity that agrees in writing to be bound by the terms of the Agreement, or (iii) as part of a distribution to limited partners of the Securityholder that agree in writing to be bound by the terms of this Agreement. In order to enable Telor to enforce the foregoing restrictions, each Securityholder consents to the placing of legends on certificates representing, and/or stop transfer orders with Telor's transfer agent with respect to, any shares of Telor Stock registered in the name of such Securityholder, or beneficially owned by such Securityholder.

         2. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by (a) Telor, (b) holders of a majority of the shares of capital stock of OH+R (on an as converted basis) and shares of Telor Stock held by those persons designated as the OH+R Principal Stockholders on Schedule A, and (c) holders of a majority of the shares of Telor Stock held by those persons designated as the Telor Principal Stockholders on Schedule B, provided, that no amendment shall increase any party's obligations without such party's consent.

         3. This Agreement, together with the Voting Agreement to be executed in connection with the Merger Agreement, embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

         4. Each Securityholder acknowledges and agrees that the rights acquired by Telor hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by such Securityholder were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which Telor is entitled at law or in equity, Telor shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the Securityholders and to enforce specifically the terms and provisions hereof.

         5. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

         6. Each Securityholder represents and warrants that it is not a party to any agreement or understanding, and the shares of capital stock of OH+R, other equity securities of OH+R and/or shares of Telor Stock owned by it are not subject to any restriction, lien, order, judgment or decree, which would limit or conflict with its obligations hereunder.

         7. This Agreement shall terminate upon the first to occur of (a) the termination of the Merger Agreement or (b) the date which is one hundred eighty
(180) days after the date of the Effective Time of the Merger.

         8. All capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as in the Merger Agreement.


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
         9. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

         10. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the day and date first above written.

                           TELOR OPHTHALMIC PHARMACEUTICALS, INC.


                           By:  /s/ John K. Herdklotz
                               -------------------------------------------------

                           PRINCE VENTURE PARTNERS III LIMITED
                           PARTNERSHIP

                           By: Prince Ventures, L.P., General Partner


                           By:  /s/ Angus M. Duthie
                               -------------------------------------------------

                           THE VENTURE CAPITAL FUND
                             OF NEW ENGLAND III, L.P.

                           By: FH & Co. III, L.P., Its General Partner


                           By:  /s/ Kevin J. Dougherty
                               -------------------------------------------------


                           BANCBOSTON VENTURES, INC.


                           By:  /s/ Marcia T. Bates
                               -------------------------------------------------


                           BOSTON CAPITAL VENTURES LIMITED PARTNERSHIP


                           By:  /s/ A. Dana Callow, Jr.
                               -------------------------------------------------


                           BOSTON CAPITAL VENTURES II LIMITED PARTNERSHIP


                           By:  /s/ A. Dana Callow, Jr.
                               -------------------------------------------------

                           /s/ John C. Garbarino
                           -----------------------------------------------------
                           John C. Garbarino


                           /s/ Lynne M. Rosen
                           -----------------------------------------------------
                           Lynne M. Rosen



                           VENROCK ASSOCIATES


                           By:  /s/ Ted H. McCourtney
                              --------------------------------------------------


                           VENROCK ASSOCIATES II, L.P.


                           By:  /s/ Ted H. McCourtney
                              --------------------------------------------------


                           ASSET MANAGEMENT ASSOCIATES, 1989, L.P.

                           By:  AMC Partners 89, L.P., General Partner

                           By:  /s/ Craig C. Taylor
                              --------------------------------------------------


                           HAMBRO INTERNATIONAL VENTURE FUND II, L.P.


                           By:  /s/ Edwin A. Goodman
                              --------------------------------------------------


                           HAMBRO INTERNATIONAL VENTURE FUND '85


                           By:  /s/ Edwin A. Goodman
                              --------------------------------------------------


                           KKI-HAMBRO UNITED STATES INTERNATIONAL VENTURE FUND

                           By:  /s/ Edwin A. Goodman
                              --------------------------------------------------

                           HIV-GEN INCORPORATED


                           By:  /s/ David Barnett
                              --------------------------------------------------

                           By:  /s/ John K. Herdklotz
                              --------------------------------------------------
                                    John K. Herdklotz, Ph.D.


                           By:  /s/ Craig C. Taylor
                              --------------------------------------------------
                                   Craig C. Taylor


                           By:  /s/ Patrick F. Latterell
                              --------------------------------------------------
                                    Patrick F. Latterell


                           By:  /s/ Charles L. Dimmler, III
                              --------------------------------------------------
                                    Charles L. Dimmler, III


                           By:  /s/ Mark J. Gabrielson
                              --------------------------------------------------
                                    Mark J. Gabrielson


                           By:  /s/ John F. Chappell
                              --------------------------------------------------
                                    John F. Chappell


                           By:  /s/ Jane E. Rady
                              --------------------------------------------------
                                    Jane E. Rady

                                   SCHEDULE A

                              OH+R Securityholders

PRINCE VENTURE PARTNERS III LIMITED PARTNERSHIP
THE VENTURE CAPITAL FUND OF NEW ENGLAND III, L.P.
BANCBOSTON VENTURES, INC.
BOSTON CAPITAL VENTURES LIMITED PARTNERSHIP
BOSTON CAPITAL VENTURES II LIMITED PARTNERSHIP
JOHN C. GARBARINO
LYNNE M. ROSEN

                           OH+R Principal Stockholders

PRINCE VENTURE PARTNERS III LIMITED PARTNERSHIP
THE VENTURE CAPITAL FUND OF NEW ENGLAND III, L.P.
BANCBOSTON VENTURES, INC.
BOSTON CAPITAL VENTURES LIMITED PARTNERSHIP
BOSTON CAPITAL VENTURES II LIMITED PARTNERSHIP
JOHN C. GARBARINO

                                   SCHEDULE B

                              Telor Securityholders


PRINCE VENTURE PARTNERS III, L.P.
VENROCK ASSOCIATES
VENROCK ASSOCIATES II, L.P.
ASSET MANAGEMENT ASSOCIATES, 1989, L.P.
HAMBRO INTERNATIONAL VENTURE FUND II, L.P.
HAMBRO INTERNATIONAL VENTURE FUND '85
KKI-HAMBRO UNITED STATES INTERNATIONAL VENTURE FUND
HIV-GEN INCORPORATED
PATRICK F. LATTERELL
JOHN K. HERDKLOTZ, PH.D.
CRAIG C. TAYLOR
CHARLES L. DIMMLER, III
MARK J. GABRIELSON
JOHN F. CHAPPELL
JANE E. RADY

                          Telor Principal Stockholders

PRINCE VENTURE PARTNERS III, L.P.
VENROCK ASSOCIATES
VENROCK ASSOCIATES II, L.P.
ASSET MANAGEMENT ASSOCIATES, 1989, L.P.
HAMBRO INTERNATIONAL VENTURE FUND II, L.P.
HAMBRO INTERNATIONAL VENTURE FUND '85
KKI-HAMBRO UNITED STATES INTERNATIONAL VENTURE FUND
HIV-GEN INCORPORATED


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